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                                                                    EXHIBIT 10.3

                     [Frisby Technologies, Inc. Letterhead]


                                     Name of Subscriber        DUNCAN RUSSELL

                             SUBSCRIPTION AGREEMENT


Frisby Technologies, Inc.
3195 Centre Park Boulevard
Winston-Salem, NC  27107

Ladies and Gentlemen:

         1. SUBSCRIPTION. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase 37,500 Unit(s) (as defined below) offered by Frisby Technologies, Inc. ("Frisby"), a Delaware corporation (the "Company"), on the terms and conditions described herein and in the Private Placement Memorandum ("Memorandum"), dated November, 2000, together with all supplements, if any, relating to this offering. The purchase price per Unit is $4.00. The aggregate amount subscribed for hereby is $150,000. The minimum subscription amount, subject to reduction in the discretion of the Company, is $100,000.

         2. DESCRIPTION OF UNITS. Each Unit consists of one (1) share of the Company's common stock ("Common Stock") and one (1) warrant to purchase one (1) share of Common Stock at $6.00 per share for a period of five years. A maximum of 850,000 Units is being offered.

         3. PURCHASE.

                  (a) I hereby tender to the Company a check or wire transfer made payable to the order of "Frisby - Special Account" in the amount indicated above, one executed copy of this Subscription Agreement and an executed copy of my Investor Questionnaire.

                  (b) For this offering, the Company will conduct closing(s) in the amount of at least $500,000 in subscriptions until March 30, 2001 (the "Termination Date"), unless extended by the Company for a period of not more than thirty (30) days. Until a closing occurs, or until the Termination Date, my funds herewith will be held in a segregated bank account subject to the terms and conditions herein. Upon the closing for my subscription, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.


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         4. ACCEPTANCE OR REJECTION OF SUBSCRIPTION.

                  (a) I understand and agree that the Company reserves the right to reject this subscription for the Units, in whole or in part, for any reason and at any time prior to a closing.

                  (b) In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. In the event my subscription is accepted and the offering is completed, the funds specified above shall be released to the Company.

         5. OWNERSHIP OF UNITS. The Units subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the closing with respect to such Units has occurred.

         6. DISCLOSURE. Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Sections 3(b) or 4(2) of the Securities Act and applicable state securities laws, the Units are being sold without registration under the Securities Act. I acknowledge receipt of the Memorandum and all exhibits listed therein and represent that I have carefully reviewed and understand the Memorandum and its exhibits. I have received all information and materials regarding the Company that I have requested.

I fully understand that the Company has limited sales and substantial losses and that the Units are speculative investments which involve a high degree of risk of loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Units and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its Units and have, in particular, reviewed each of the risks set forth in the Memorandum. I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and I have also had the opportunity to obtain additional information necessary to verity the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Units.

         7. INVESTOR REPRESENTATIONS AND WARRANTIES. I acknowledge, represent and warrant to, and agree with, the Company as follows:

                  (a) I am aware that my investment involves a high degree of risk as disclosed in the Memorandum and have read carefully the Memorandum, including the section thereof entitled "Risk Factors". I am aware that the Company has limited sales and substantial losses.

                  (b) I acknowledge and am aware that there is no assurance as to the future performance of the Company.


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                  (c) I acknowledge that the Company has made no representations as to any tax consequences to me in connection with my purchase of Units, and the Company has advised me to seek the advise of experts in such areas prior to making this investment.

                  (d) I am purchasing the Units for my own account for investment and not with a view to or for sale in connection with the distribution of the Units or the shares of Common Stock comprising the Units, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I understand that the Company is under no obligation to register the Units on my behalf or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws. Furthermore, I hereby acknowledge and agree that I will not sell, transfer, pledge, encumber, give or otherwise dispose of, either publicly or privately, the Units. I hereby authorize the Company to place a legend denoting the restrictions on the Common Stock certificates that may be issued.

                  (e) Except as described in my Investor Questionnaire, I am not a member of the National Association of Securities Dealers, Inc. ("NASD"); I am not and have not, for a period of 12 months prior to the date of this Subscription Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD; and I do not own any stock or other interest in any member of the NASD (other than interests acquired in open market purchases).

                  (f) I believe that the investment in the Units is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. My investment in the Units represents less than 10% of my net worth.

                  (g) I have not utilized any person as my purchaser representative as defined in Regulation D promulgated by the Commission pursuant to the Securities Act in connection with evaluating such merits and risks.

                  (h) I have relied solely upon my own investigation in making a decision to invest in the Company.

I have received no representation or warranty from the Company or any of its respective officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Memorandum or in any public filings with the Securities and Exchange Commission (the "SEC"). I am not participating in the offer as a result of or subsequent to: (i)




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any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (j) I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

                  (k) I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

                  (l) I am an "accredited investor" as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder. I can bear the entire economic risk of the investment in the Units for an indefinite period of time and I am knowledgeable about and experienced in investments in the equity securities of non-publicly traded companies, including early stage companies. I am acquiring the Units for my own account for investment purposes only and not with a view to the resale or distribution of such securities within the meaning of the Securities Act of 1933, as amended. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

                  (m) I understand that (i) the Units and the underlying securities have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration,
(ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

                  (n) I understand that (i) since neither the offer nor sale of the Units has been registered under the Securities Act or the securities laws of any state, the Units may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available, and (ii) it is not anticipated that there will be any market for the resale of the Units.

I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.



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                  (o) The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing, I will furnish such revised or corrected information to the Company.

                  (p) I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

         8. INDEMNIFICATION. I hereby agree to indemnify and hold harmless the Company and their respective officers, directors, shareholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein.

         9. WAIVER. The Investor has made full and complete inquiry with respect to any matters of interest in connection with this investment and is fully satisfied in all respects with his investment decision, fully understanding and comprehending the significant risks associated, acknowledges that he has not relied on any specific information concerning the Company, and understands that the Company has not made any representations regarding the Company or the future performance of the Company.

         10. SEVERABILITY. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         11. CHOICE OF LAW AND JURISDICTION. This Subscription Agreement will be deemed to have been made and delivered in New York State and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of North Carolina. The Company and the undersigned (i) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in North Carolina State Trial Court, County of Guilford, or in the United States District Court for the Middle District of North Carolina, (ii) waive any proceeding, and (iii) irrevocably consent to the jurisdiction of the North Carolina State Trial Court, County of


Guilford, and the United States District Court for the Middle District of North Carolina in any such suit, action or proceeding.



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The Company and the undersigned further agree to accept and acknowledge service of any and all process which may be served in any such suit action or proceeding brought in the North Carolina State Trial Court, County of Guilford, or in the United States District Court for the Middle District of North Carolina and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

         12. COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

         13. BENEFIT. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

         14. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

                  Investor:         At the address designated on the signature
                                    page of this Subscription Agreement.

                  The Company:      Frisby Technologies, Inc.
                                    3195 Center Park Boulevard
                                    Winston-Salem, NC  27107
                                    Attention:  Gregory S. Frisby
                                    Tel:     (336) 784-7754
                                    Fax:     (336) 784-8682

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

ORAL EVIDENCE. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.



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         16. SECTION HEADINGS. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

         17. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Units.

         18. COMMISSIONS/FINDER'S FEES. The Company reserves the right to pay commissions and/or finder's fees in cash, securities of the Company, a combination thereof, or other combination to individuals and/or entities in connection with the sale of Units in this offering, in amounts the Company deems appropriate in the Company's sole and exclusive discretion.

         19. SIMULTANEOUS SALE OF SECURITIES. The Investor hereby acknowledges and consents to the Company offering and selling any of its securities simultaneously with this offering at a price the Company determines is appropriate in its sole and absolute discretion.

         20. ACCEPTANCE OF SUBSCRIPTION. The Company may accept this Subscription Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE UNITS ARE SUBJECT TO REGISTRATIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL INVESTMENT SUMMARY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


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Manner in Which Title is to be Held. (check one)

[X] Individual Ownership
[ ] Community Property
[ ] Joint Tenant with Right of Survivorship (both parties must sign)
[ ] Partnership
[ ] Tenants in common
[ ] Corporation
[ ] Trust
[ ] Other (Please indicate)
                                            Dated:
                                                   -----------------------------
INDIVIDUAL INVESTORS                        ENTITY INVESTORS
/s/ Duncan R. Russell                       Name of entity, if any
---------------------------
Signature (Individual)
                                            By:
                                               ---------------------------------
                                                 *Signature
                                            Its
------------------------------------           ---------------------------------
Signature (Joint)                                Title
(all record holders must sign)

DUNCAN R. RUSSELL
------------------------------------        ------------------------------------
Name(s) Typed or Printed                    Name Typed or Printed

Address to Which Correspondence             Address to Which Correspondence
Should be Directed                          Should be Directed

7 FOXGLOVE LANE
------------------------------------        ------------------------------------
GREENSBORO, NC  27410
------------------------------------        ------------------------------------
City, State and Zip Code                    City, State and Zip Code

###-##-####
------------------------------------        ------------------------------------
Tax Identification or                       Tax Identification or
Social Security Number                      Social Security Number

         * If Units are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

                                                 FRISBY TECHNOLOGIES, INC.


Dated:   4/13/01                                 By: /s/ Greg Frisby
                                                     Name: Greg Frisby
                                                     Title: Chairman and CEO


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                            CERTIFICATE OF SIGNATORY


(To be completed if Units are being subscribed for by an entity)





I, ____________________________________, the ______________________________
   (NAME OF SIGNATORY)        (TITLE)

         of______________________________ "Entity"), a ________________________
                                                           (NAME OF ENTITY)
         -----------------------------------------
          (TYPE OF ENTITY)


hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this   day of           2001.


                                        ---------------------------------------
                                                      (SIGNATURE)


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